LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK

Lincoln New York Account N for Variable Annuities
Lincoln ChoicePlusSM Signature

Supplement dated December 6, 2024 to the
Summary Prospectus for New Investors dated May 1, 2024

This supplement to the summary prospectus for your individual variable annuity contract describes revisions that will apply on and after February 18, 2025. All other provisions in your prospectus remain unchanged.

OVERVIEW

Living Benefit Riders - Lincoln Market Select® Advantage. For Lincoln Market Select® Advantage riders elected on and after February 18, 2025:

•	The Contractowner/Annuitant (as well as the spouse if the joint life option is in effect) must be under age 86 at the time the Contract is issued.
•	The original Enhancement Period is up to a 10-year period that begins on the effective date of the rider.
•
After the tenth Benefit Year anniversary, if the Enhancement Period has renewed, the protected lifetime income fee may increase each time the Protected Income Base increases as a result of the Enhancement. See the prospectus for details on how you may opt out of this fee increase.

Annuity Payouts.  Beginning February 18, 2025, when you apply for a Contract, you may select any Annuity Commencement Date that is prior to the Annuitant’s 99th birthday.

Please keep this supplement for future reference.